SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2005

CENTENNIAL SPECIALTY FOODS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-31816	55-0825751
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10700 E. Geddes Ave. #170
Centennial, Colorado  80112

(Address of principal executive offices) (Zip Code)

(303) 292-4018

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On September 7, 2005, Centennial Specialty Foods Corporation (the “Company”) issued a press release with respect to its request for a hearing to appeal the determination of the Nasdaq Stock Market to delist the common stock of the Company.  The Company filed a current report on Form 8-K on September 6, 2005 that it had been notified by Nasdaq that the common stock of the Company would be delisted as of the opening of business on September 8, 2005.  A copy of the press release is furnished herewith.

SECTION 9 — FINANCIAL STATEMENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial Statements of businesses acquired:

Not applicable.

(b)         Pro Forma financial information:

Not applicable.

(c)          Exhibits:

The following exhibit is furnished, not filed, with this Current Report on Form 8-K:

Exhibit No.	Description
99.8	Press Release of Centennial Specialty Foods Corporation dated September 7, 2005

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL SPECIALTY FOODS CORPORATION

	By:	/s/ DOUGLAS L. EVANS
Douglas L. Evans, Chief Financial Officer

Date: September 8, 2005